Exhibit 10.6

COLLATERAL AGENCY AGREEMENT

THIS COLLATERAL AGENCY AGREEMENT (this "Agreement") is made and entered into as of July 14, 2006 by AmerenEnergy Resources Generating Company, an Illinois corporation (the "Pledgor"), in favor of The Bank of New York Trust Company, N. A., as collateral agent (the "Collateral Agent"), for the benefit of the Secured Parties (as defined below).

WHEREAS, CILCORP Inc., Central Illinois Public Service Company, Illinois Power Company, Central Illinois Light Company and the Pledgor, as borrowers, the lenders party thereto (the "Lenders") and JPMorgan Chase Bank, N.A., as administrative agent (the "Agent"), have entered into that certain Credit Agreement dated as of July 14, 2006 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which the Pledgor initially may borrow, and/or request the issuance of letters of credit, in an aggregate amount up to $200,000,000;

WHEREAS, the terms of the Credit Agreement require that the Pledgor (a) grant to the Collateral Agent for the equal and ratable benefit of the Lenders a security interest in the Collateral (as defined herein) and (b) execute and deliver this Agreement and the Mortgages (as defined herein) in order to secure the payment and performance by the Pledgor of all of the Credit Obligations (as defined herein) of the Pledgor under the Credit Agreement;

WHEREAS, the Pledgor may incur additional secured indebtedness from time to time, to the extent permitted pursuant to the Credit Agreement, that is by its terms to be equally and ratably secured hereunder with the Credit Obligations ("Additional Secured Debt"), as hereinafter provided (with any holders of Additional Secured Debt from time to time being herein collectively called "Additional Debtholders" and with all documentation evidencing, or entered into in connection with, any Additional Secured Debt, being herein called "Additional Debt Documents"); and

WHEREAS, any such Additional Secured Debt issued after the date hereof shall be secured equally and ratably with the Credit Obligations, pursuant to a Collateral Agency Agreement Supplement substantially in the form of Annex A hereto; and

WHEREAS, it is a condition precedent to the commitment of the Lenders under the Credit Agreement that the Pledgor shall have executed and delivered to the Collateral Agent this Agreement and the Mortgages and it is to the advantage of the Pledgor that the Lenders' commitments under the Credit Agreement become effective.

NOW, THEREFORE, in consideration of the premises, and in order to induce the Lenders to make loans and to issue letters of credit for the account of the Pledgor, the Pledgor hereby covenants and agrees with the Collateral Agent for its benefit and the equal and ratable benefit of the Lenders and the Additional Debtholders, which shall be identified from time to time on Schedule I to a Collateral Agency Agreement Supplement entered into in accordance with Section 14.16, in each case to the extent from time to time holding Obligations of the Pledgor (collectively, and together with the Collateral Agent, the "Secured Parties") as follows:

SECTION 1.  Definitions. The following terms when used in this Agreement shall have the following meanings:

"Event of Default" shall mean a "Default" (as defined in the Credit Agreement) or an "event of default" (or correlative term) at any time under, and as defined in, the Credit Agreement , any Additional Debt Documents or any Security Document.

"Lien" shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any arrangement to provide priority or preference and any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

"Majority Holders" shall mean, at any time, the holders of over 50% in aggregate principal amount of the outstanding Obligations; provided, that (i) the aggregate principal amount of the outstanding Obligations under the Credit Agreement at any time shall for all purposes hereof be equal to the sum of (A) the greater of the Borrower Sublimit of the Pledgor and the Borrower Credit Exposure of the Pledgor at such time under (and as defined in) the Credit Agreement and (B) all Credit Obligations other than Borrower Credit Exposure of the Pledgor outstanding at such time, and the entire amount shall be voted as a single bloc by the Agent, and (ii) with respect to any Additional Debt, Obligations comprised of indebtedness issued with original issue discount, the amount outstanding at any time shall be the face amount of such indebtedness less the remaining unamortized portion of the original issue discount of such indebtedness at such time as determined in conformity with generally accepted accounting principles; and provided further that any outstanding Obligations held by the Pledgor or affiliates of the Pledgor shall be voted pro rata based upon the voting of holders of outstanding Obligations other than the Pledgor or affiliates of the Pledgor.

"Mortgages" shall mean (i) the Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of July 14, 2006 by and from the Pledgor to the Collateral Agent relating to the E.D. Edwards plant in Bartonville, Illinois and (ii) the Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing dated as of July 14, 2006 by and from the Pledgor to the Collateral Agent relating to the Duck Creek plant in Canton, Illinois.

"Obligations" shall mean, collectively and without duplication, all the following obligations, liabilities, sums and expenses as follows:

(i)  the Obligations (as defined in the Credit Agreement) of the Pledgor (the "Credit Obligations");

(ii)  the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all (x) principal of and interest on any Additional Secured Debt and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness (including, without limitation, indemnities, fees and interest thereon) of the Pledgor to the Additional Debtholders in their capacity as such (including, without limitation, interest accruing at the then applicable rate provided in any class of Additional

Secured Debt after the maturity thereof and interest accruing at the then applicable rate provided in such Additional Secured Debt after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Pledgor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred under, arising out of or in connection with any Additional Debt Documents, and the due performance of, and compliance with, all of the terms, conditions and agreements contained therein by the Pledgor (all such obligations, liabilities and indebtedness described in this clause (ii) being herein collectively called the "Additional Debt Obligations");

(iii)  (x) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral in a manner not in violation of the terms hereof and (y) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in performing its duties hereunder, or in any way relating to or arising out of its actions as Collateral Agent under the Security Documents (as defined herein), or in respect of the Collateral, including any other unreimbursed fees and expenses for which the Collateral Agent is to be reimbursed pursuant to Section 11 hereof; except for those resulting solely from the Collateral Agent's own gross negligence or willful misconduct;

(iv)  in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Pledgor referred to in clauses (i) through (iii) above, after an Event of Default on any of the Obligations shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale, selling or otherwise disposing of or realizing on the Collateral or of any exercise by the Collateral Agent of its rights hereunder or under any of the Security Documents, together with reasonable attorneys' fees and costs; and

(v)  all amounts paid by any of the Secured Parties as to which such Secured Party has the right to reimbursement under Section 11 of this Agreement.

SECTION 2.  Pledge. To secure the full and punctual payment when due and the full and punctual performance of all of the Obligations, the Pledgor shall enter into one or more security agreements, pledge agreements, mortgages, deeds of trust or other security documents, including without limitation the Mortgages (collectively, the "Security Documents"), pursuant to which it will grant to the Collateral Agent, for the benefit of the Collateral Agent and the other Secured Parties, a security interest in the collateral described in the Security Documents (collectively, the "Collateral").

SECTION 3.  Representations and Warranties. The Pledgor hereby represents and warrants on the date hereof, and upon each date the Pledgor grants to the Collateral Agent any rights in property that constitutes Collateral, as follows:

(a)  The Pledgor is validly existing as a corporation in good standing under the laws of Illinois and has the corporate power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, financial condition or results of operations of the Pledgor.

(b)  The Pledgor is the owner of the Collateral free and clear of any Lien or claim of any other Person, except for the Lien created by the Security Documents and except for any Liens that are permitted under the Security Documents.

(c)  The Pledgor has the legal right to execute and deliver and to grant the security interest in the Collateral pursuant to the Security Documents, and the execution, delivery and performance of this Agreement and the Security Documents do not (x) conflict with or constitute a breach of any of the terms or provisions of the charter or by-laws of the Pledgor or (y) constitute a breach of any terms or provisions of, or default under, any agreement, indenture or other instrument to which the Pledgor is a party or by which the Pledgor or its property is bound, or violate with any laws, administrative regulations or rulings or court decrees applicable to the Pledgor or its respective property (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System), except for any such breaches, defaults or violations which in the aggregate could not reasonably be expected to result in a material adverse effect on the business, financial condition or results of operations of the Pledgor or on the Lien on the Collateral created by the Security Documents, or (z) result in the creation or imposition of any Lien on any assets of the Pledgor, other than the Liens contemplated thereby.

(d)  The Pledgor has full power and authority to enter into this Agreement and the Security Documents and to grant a security interest in the Collateral as provided by the Security Documents.

(e)  This Agreement and each Security Document has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' right and remedies generally and by equitable principles of general applicability.

(f)  No consent of any other Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body, which has not been obtained by the Pledgor, is required to be obtained by the Pledgor either (i) for the pledge by the Pledgor of the Collateral pursuant to the Security Documents or for the execution, delivery or performance of this Agreement and the Security Documents by the Pledgor, or (ii) for the validity or enforceability of this Agreement or the Security Documents or the perfection or enforceability of the Collateral Agent's security interest in the Collateral subject to the receipt of regulatory approvals under laws applicable to the change in control of a public utility company.

(g)  No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or, to the best knowledge of the Pledgor, threatened by or against the Pledgor or against any of the Pledgor's properties or revenues with respect to this Agreement, the Security Documents or any of the transactions contemplated hereby.

SECTION 4.  Further Assurance. The Pledgor will at all times cause the security interests granted pursuant to this Agreement to constitute valid perfected first priority security interests in the Collateral (subject, however, to any Liens that are permitted under the Security Documents), and (except as otherwise specifically provided herein or in the Security Documents) enforceable as such against all creditors of the Pledgor, any Persons purporting to purchase any Collateral from the Pledgor and any other Persons whomsoever. The Pledgor will, promptly upon request by the Collateral Agent or as necessary, execute and deliver or cause to be executed and delivered to the Collateral Agent all such instruments and other documents, all in form and substance satisfactory to the Collateral Agent, and take any other actions that are necessary or desirable to perfect, continue the perfection of, or protect the first priority of the Collateral Agent's security interest in, the Collateral, to protect the Collateral against the rights, claims, or interests of third persons (except to the extent that Liens are permitted under the Security Documents), to enable the Collateral Agent to exercise or enforce its rights and remedies hereunder and under the Security Documents, or otherwise to effect the purposes of this Agreement and the Security Documents, including the recording of any documents and the filing of any financing or continuation statements. The Pledgor also hereby authorizes the Collateral Agent to record any Lien, file any financing or continuation statements, without the signature of the Pledgor to the extent permitted by applicable law, or take any other action necessary or desirable to perfect and protect the security interest in the Collateral created under the Security Documents. The Pledgor will pay all costs incurred in connection with any of the foregoing.

SECTION 5.  Covenants. The Pledgor hereby covenants and agrees with the Collateral Agent and the other Secured Parties, that from and after the date of this Agreement and until the Obligations have been paid in full, it will be the sole beneficial owner of the Collateral and will not (i) except as otherwise expressly permitted hereby or by the Security Documents, sell, assign, transfer, convey or otherwise dispose of, any interest in any of the Collateral without the prior written consent of the Collateral Agent at the direction of the Majority Holders, (ii) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the security interest granted under the Security Documents and except for Liens that are permitted under the Security Documents, (iii) enter into any agreement or understanding that purports to or that may restrict or inhibit the Collateral Agent's rights or remedies hereunder or under the Security Documents, including, without limitation, the Collateral Agent's right to sell or otherwise dispose of the Collateral, or (iv) take any other action with respect to the Collateral which would result in a violation of the Security Documents or this Agreement.

SECTION 6.  Power of Attorney. The Pledgor hereby appoints and constitutes the Collateral Agent as the Pledgor's attorney-in-fact to exercise all of the following powers upon the occurrence and during the continuance of an Event of Default with respect to which a Default Notice has been delivered to the Collateral Agent in accordance with Section 10(c) hereof: (i) collection of proceeds of any Collateral; (ii) conveyance of any item of Collateral to any purchaser thereof; (iii) giving of any notices or recording of any Liens under Section 4 hereof; (iv) making of any payments or taking any acts under Section 7 hereof ; (v) paying or discharging taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined in good faith by the Collateral Agent in its sole discretion; (vi) defend any suit, action or proceeding brought against the Pledgor with respect to any Collateral; and (vii) exercise any of the rights set forth in Section 10 hereof or any Security Document and make any agreement with respect to the Collateral or otherwise deal with any Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes. The Majority Holders, acting through the Agent in the case of the Lenders and through the Additional Debtholders (or, if applicable, any agent appointed for such purpose under any applicable Additional Debt (each such agent, an "Additional Secured Debt Agent")) in the case of the Additional Secured Debt, shall provide written directions to the Collateral Agent with respect to the taking of any such actions under this Section 6. The Collateral Agent's authority hereunder shall include, without limitation, the authority to execute and give receipt for any certificate of ownership relating to the Collateral, transfer title to any item of Collateral, sign the Pledgor's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Collateral and to file the same, prepare, file and sign the Pledgor's name on any notice of Lien, and to take any other actions arising from or incident to the powers granted to the Collateral Agent in this Agreement or the Security Documents. This power of attorney is coupled with an interest and is irrevocable by the Pledgor.

SECTION 7.  Collateral Agent May Perform. If the Pledgor fails to perform any agreement contained herein or in the Security Documents, the Collateral Agent may but under no circumstances shall be obligated to itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent (including the reasonable fees and expenses of its counsel) incurred in connection therewith shall be payable by the Pledgor pursuant to Section 11 hereof.

SECTION 8.  No Assumption of Duties; Reasonable Care. The rights and powers granted to the Collateral Agent hereunder are being granted in order to preserve and protect the security interest of the Collateral Agent and the other Secured Parties in and to the Collateral and shall not be interpreted to, and shall not, impose any duties on the Collateral Agent in connection therewith. The Collateral Agent shall be deemed to have exercised reasonable care, under Section 9-207 of the New York Uniform Commercial Code or otherwise, in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Agent in good faith; it being understood that the Collateral Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral. The Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor its officers, directors, employees or agents shall be responsible to the Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. Beyond the exercise of reasonable care in the custody thereof, the Collateral Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Agent shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral.

SECTION 9.  Subsequent Changes Affecting Collateral. The Pledgor represents to the Secured Parties that it has made its own arrangements for keeping informed of changes or potential changes affecting the Collateral and the Pledgor agrees that the Collateral Agent and the Secured Parties shall have no responsibility or liability for informing the Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto. The Pledgor will defend the right, title and interest of the Collateral Agent and the Secured Parties in and to the Collateral against the claims and demands of all Persons. The Pledgor will advise the Collateral Agent and the Secured Parties promptly, in reasonable detail, of (i) any Lien (other than Liens that are permitted under the Security Documents) on any Collateral which could adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder and (ii) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the Lien on the Collateral created by the Security Documents.

SECTION 10.  Remedies Upon Default.

(a)  If any Event of Default shall have occurred and be continuing with respect to which a Default Notice has been delivered to the Collateral Agent in accordance with Section 10(c) hereof, and only to the extent the Majority Holders have so directed the Collateral Agent in accordance with Section 10(c), the Collateral Agent shall have and be entitled to exercise, in addition to all other rights given by law or by the Security Documents, all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (the "UCC") as in effect in the State of New York at that time or any other applicable law and shall also be entitled, without limitation, to exercise the rights set forth in this Section 10(a). With respect to any Collateral that shall be in or shall thereafter come into the possession or custody of the Collateral Agent, the Collateral Agent may, subject to the provisions of Section 10(c) below, sell or otherwise dispose of or cause the same to be sold or otherwise disposed of at any broker's board or at public or private sale, in one or more sales or lots, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever. Unless any of the Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Collateral Agent will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies or other financial institutions disposing of property similar to the Collateral shall be deemed to be commercially reasonable. Any requirements of reasonable notice shall be met if such notice is mailed to the Pledgor as provided below in Section 14.1, at least ten days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. The Collateral Agent or any other Secured Party may, in its own name or in the name of a designee or nominee, buy any of the Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Collateral.

(b)  The Pledgor further agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Collateral pursuant to this Section 10 valid and binding and in compliance with any and all other applicable requirements of law. The Pledgor further agrees that a breach of any of the covenants contained in this Section 10 will cause irreparable injury to the Collateral Agent and the Secured Parties, that the Collateral Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 10 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default or Event of Default has occurred and is continuing under the Credit Agreement or the Additional Debt Documents.

(c)  The Collateral Agent shall not commence or otherwise take any action or proceeding pursuant to this Section 10 or to realize upon any or all of the Collateral unless and until the Majority Holders, acting through the Agent in the case of the Lenders and through the Additional Debtholders (or, if applicable, the Additional Secured Debt Agent) in the case of the Additional Secured Debt, shall have notified a responsible officer of the Collateral Agent in writing of the occurrence of an Event of Default (a "Default Notice") and shall have directed the Collateral Agent in writing to commence to enforce this Agreement and the Security Documents and/or to realize upon any or all of the Collateral. Upon receipt by the Collateral Agent of any such notice and direction, the Collateral Agent shall (i) promptly send copies thereof to all Secured Parties and (ii) subject to the other terms and provisions of this Agreement and the Security Documents, seek to enforce this Agreement and the Security Documents and to realize upon the Collateral. After any such notice and direction has been given, the Majority Holders shall have the right to give written directions to the Collateral Agent as to the time, place and manner of the taking of such actions, and the Collateral Agent shall be required to seek to follow such directions; provided that, at the time of delivery of such notice, the Majority Holders shall provide the Collateral Agent with a written calculation establishing their status as the Majority Holders; provided, further, that the Collateral Agent, prior to acting on such notice, shall request, and may conclusively rely upon, a statement from the Agent confirming the Borrower Sublimit of the Pledgor, the Borrower Credit Exposure of the Pledgor and the aggregate amount of all Credit Obligations other than Borrower Credit Exposure (in each case as defined in the Credit Agreement) outstanding at such time, and from the relevant Additional Secured Debt Agent or Additional Debtholder, as applicable, confirming the principal amount of the Additional Secured Debt outstanding, respectively; provided, further, that in the absence of such notice and direction, 45 days after receipt of the Default Notice, the Collateral Agent shall have the right to take such actions as it deems necessary, advisable or appropriate; provided, further, that each of the Secured Parties, by its acceptance of the benefits of this Agreement, agrees that if at any time of determination such Secured Party is a Majority Holder, such Secured Party shall exercise its rights pursuant to this sentence in good faith for the benefit of all of the Secured Parties; and provided, further, that the Majority Holders may give written directions to the Collateral Agent to cease or materially curtail its efforts seeking to enforce this Agreement and the Security Documents or to cease or materially curtail its efforts seeking to realize upon any or all of the Collateral. Upon the receipt by a responsible officer of the Collateral Agent of any such direction to so cease, the Collateral Agent shall be required to seek to do so, subject to the rights of the Majority Holders on behalf of the Secured Parties to give another written notice and direction of the type referred to above.

SECTION 11.  Fees and Expenses; Indemnity.

(a)  The Pledgor will, upon demand, pay to the Collateral Agent the amount of any and all reasonable fees and expenses (including, without limitation, the reasonable fees and disbursements of its counsel, of any investment banking firm, accountants, business broker or other selling agent and of any other such experts and agents retained by the Collateral Agent, including the allocated costs of inside counsel, which compensation, expenses and disbursements shall be set forth in sufficient written detail to the Pledgor) that the Collateral Agent may incur in connection with (i) the preparation, execution and administration of this Agreement and the Security Documents, and any amendments hereto or thereto, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or under the Security Documents or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof or of any Security Document, except, however, any such expense, disbursement or fee determimed to have been caused by the Collateral Agent's own gross negligence or willful misconduct.

(b)  The Pledgor shall fully indemnify and hold harmless each of the Collateral Agent and each other Secured Party and their respective successors, assigns, employees, agents, servants and representatives (including the Agent and any Additional Secured Debt Agent) hereunder (individually an "Indemnitee", and collectively the "Indemnitees") from and against any and all costs, expenses, claims, losses, damages and liabilities of any kind or nature whatsoever incurred by such Indemnitee, arising out of or in connection with the execution, delivery, enforcement, performance and administration of this Agreement, including without limitation (i) any and all recording and filing fees, or stamp, excise, sales or other taxes, which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated hereby or by any Security Document, (ii) the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any Security Document, and (iii) the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its rights or remedies hereunder or under any Security Document; unless such cost, expense, claim or liability shall be determined to have been caused by the gross negligence or willful misconduct on the part of such Indemnitee. The benefits of this Section shall survive termination of this Agreement.

SECTION 12.  Interest Absolute. All rights of the Collateral Agent and the other Secured Parties hereunder and under the Security Documents and the security interests created under the Security Documents, and all obligations of the Pledgor hereunder and under the Security Documents, shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of the Credit Agreement or the Additional Debt Documents or any other agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or the Additional Debt Documents; (c) any exchange, surrender, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Obligations; or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or of this Agreement or the Security Documents, other than the satisfaction in full of the Obligations.

SECTION 13.  Application of Proceeds.

(a)  Upon the occurrence and during the continuance of an Event of Default with respect to which a Default Notice has been delivered to the Collateral Agent in accordance with Section 10(c) hereof, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held by the Collateral Agent shall be applied by the Collateral Agent in the following order of priorities:

first, to payment of all Obligations owing to the Collateral Agent of the type provided in clauses (iii) and (iv) of the definition of Obligations;

second, an amount equal to the outstanding Primary Obligations (as defined below) of the Pledgor shall be paid to the Secured Parties as provided in Section 13(d), with each Secured Party receiving an amount equal to its outstanding Primary Obligations of the Pledgor or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed;

third, an amount equal to the outstanding Remaining Obligations of the Pledgor shall be paid to the Secured Parties as provided in Section 13(d), with each Secured Party receiving an amount equal to its outstanding Remaining Obligations of the Pledgor or, if the proceeds are insufficient to pay in full all such Remaining Obligations, its Pro Rata Share of the amount remaining to be distributed; and

finally, upon payment of all Remaining Obligations, to payment to the Pledgor or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

(b)  For purposes of this Agreement:

(i)  "Pro Rata Share" shall mean, when calculating a Secured Party's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Party's Primary Obligations or Remaining Obligations, as the case may be, of the Pledgor and the denominator of which is the then outstanding amount of all Primary Obligations or Remaining Obligations, as the case may be, of the Pledgor;

(ii)  "Primary Obligations" of the Pledgor shall mean all Obligations of the Pledgor secured by the Security Documents arising out of or in connection with, the principal of, premium, if any, and interest (including all accrued but unpaid interest) on all the outstanding loans and reimbursement obligations in respect of letters of credit issued under the Credit Agreement and the principal of, premium, if any, and interest (including all accrued but unpaid interest) on Additional Secured Debt at the relevant time; provided that with respect to any such Obligations comprised of indebtedness issued with original issue discount, the amount outstanding at any time shall be the face amount of such indebtedness less the remaining unamortized portion of the original issue discount of such indebtedness at such time as determined in conformity with generally accepted accounting principles; and

(iii)  "Remaining Obligations" of the Pledgor shall mean all Obligations of the Pledgor secured hereby other than Primary Obligations.

(c)  When payments to Secured Parties are based upon their respective Pro Rata Shares, the amounts received by such Secured Parties hereunder shall be applied (for purposes of making determinations under this Section 13 only) (i) first, to the Primary Obligations of the Pledgor and (ii) second, to the Remaining Obligations of the Pledgor. If any payment to any Secured Party of its Pro Rata Share of any distribution would result in overpayment to such Secured Party, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Remaining Obligations, as the case may be, of the other Secured Parties, with each Secured Party whose Primary Obligations or Remaining Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Remaining Obligations, as the case may be, of such Secured Party and the denominator of which is the unpaid Primary Obligations or Remaining Obligations, as the case may be, of all Secured Parties entitled to such distribution.

(d)  All payments required to be made hereunder shall be made (i) if to the Lenders, to the Agent and (ii) if to Additional Debtholders, to the Additional Debtholders or, if applicable, the relevant Additional Secured Debt Agent.

(e)  For purposes of applying payments received in accordance with this Section 13, the Collateral Agent shall be entitled to rely upon the Agent and the Additional Debtholders or, if applicable, the relevant Additional Secured Debt Agent for a written determination of the outstanding Primary Obligations and Remaining Obligations owed to the Lenders and the Additional Debtholders, respectively. The Collateral Agent shall promptly provide the Agent and the Additional Debtholders (or, if applicable, the Additional Secured Debt Agent) with copies of any such written determination delivered to it.

(f)  It is understood and agreed that the Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of the Obligations of the Pledgor.

Notwithstanding anything to the contrary in this Agreement, (i) all actions required or permitted to be taken under this Agreement by the Lenders shall be so taken only by the Agent on behalf of the Lenders, and all actions required or permitted to be taken under this Agreement by the Additional Debtholders shall be so taken only by the Additional Debtholders or, if applicable, the relevant Additional Secured Debt Agent on behalf of the Additional Debtholders and (ii) all payments required to be made with respect to the Credit Obligations shall be paid to the Agent, and all payments required to be made with respect to the Additional Debt Obligations under the Additional Debt Documents shall be paid to the Additional Debtholders or, if applicable, the relevant Additional Secured Debt Agent. The Collateral Agent shall be entitled (but not required) to conclusively rely upon and act in accordance with any instructions from the Agent and the Additional Debtholders or, if applicable, any relevant Additional Secured Debt Agent subject to the terms and conditions of this Agreement and to assume that such instructions are being given in accordance with the terms of the Credit Agreement and the terms of the Additional Debt Documents, respectively.

SECTION 14.  Miscellaneous Provisions.

14.1  Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be in the form and manner as set forth on Schedule I hereto.

14.2  Release of Collateral. The Collateral Agent shall release the Lien of any Security Document in respect of Collateral, upon the written request of the Pledgor, so long as the release of such Collateral is permitted by the applicable Security Document, the Credit Agreement and the Additional Secured Debt Documents (if any). Upon any request by the Pledgor to the Collateral Agent to release any Collateral, the Pledgor shall deliver to the Collateral Agent a certificate of an officer of the Pledgor and an opinion of counsel to the effect that such release is permitted pursuant to this Section 14.2. For purposes of this provision, the Collateral Agent shall be entitled to rely upon the certificate of the Pledgor in respect of the release of any Collateral; provided that the officer’s certificate delivered pursuant to the preceding sentence states that (i) no Event of Default has occurred and is continuing and (ii) the aggregate value of the Collateral so released during any calendar year, after taking into account the requested release, shall not exceed $5,000,000. The Collateral Agent shall promptly provide the Agent and the Additional Debtholders (or, if applicable, the Additional Secured Debt Agent) with copies of any such certificate and/or opinion delivered to it. If (i) an Event of Default has occurred and is continuing or (ii) the aggregate value of the Collateral to be released during any calendar year (after taking into account the requested release) will exceed $5,000,000, the Collateral Agent shall be entitled to rely upon a written certification of the Agent that such disposition is permitted under the Credit Agreement and upon a written certification of each Additional Secured Debt Agent (or, if there is no Additional Secured Debt Agent in respect of any Additional Secured Debt, the holders of a majority of the principal amount of such Additional Secured Debt) in respect of any Additional Secured Debt that such disposition is permitted under the Additional Secured Debt Documents relating to such Additional Secured Debt.

14.3  Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

14.4  No Recourse Against Others. No director, officer, employee, stockholder or affiliate, as such, of the Pledgor shall have any liability for any obligations of the Pledgor under this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. Each Secured Party, by its acceptance of the benefits of this Agreement, waives and releases all such liability. The waiver and release are part of the consideration for the grant of the security interest in the Collateral to the Secured Parties.

14.5  Headings. The headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

14.6  Counterpart Originals. This Agreement may be signed in two or more counterparts. Each signed copy shall be an original, but all of them together represent one and the same agreement.

14.7  Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Secured Parties, any benefit or any legal or equitable right, remedy or claim under this Agreement. The rights hereunder of the Agent and the Lenders under the Credit Agreement shall, subject to Section 14.11, terminate upon termination of the Credit Agreement and payment in full of the Obligations (as defined in the Credit Agreement). The rights hereunder of the Additional Debtholders and the Additional Secured Debt Agent identified in any Collateral Agency Agreement Supplement shall, subject to Section 14.11, terminate upon payment in full of the Additional Secured Debt identified in such Collateral Agency Supplement and termination of the Additional Secured Debt Documents relating thereto.

14.8  Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Pledgor from any provision of this Agreement shall be effective only if such amendment, waiver or consent is in writing duly signed by the Pledgor and the Collateral Agent, with the written consent of the Majority Holders; provided, however, that any change, waiver, modification or variance materially adversely affecting the rights and benefits of a single Class (as defined below) of Secured Parties (and not all Secured Parties in a like or similar manner) shall also require the written consent of the Requisite Holders (as defined below) of such affected Class; provided, further, that any Class shall not be considered to be affected differently from any other Class due to the Obligations of any such other Class being paid, repaid, refinanced, renewed or extended and the Collateral being released, in whole or in part (whether by action of such other Class or otherwise), as security for a particular Class. For the purpose of this Agreement, the term "Class" shall mean, at any time, each class of Secured Parties with outstanding Obligations secured hereby at such time, i.e., (x) the Lenders and (y) any other class of Additional Secured Debt secured hereby; provided that, without limiting the foregoing, it is expressly acknowledged and agreed that other creditors may be added as "Secured Parties" hereunder (either as part of an existing Class of creditors or as a newly created Class), and that such addition shall not require the written consent of the Requisite Holders of the various Classes. For the purpose of this Agreement, the term "Requisite Holders" of any Class shall mean each of (i) with respect to any approval to be obtained in respect of the Credit Obligations, the portion of the Lenders required for such approval under the Credit Agreement, and (ii) with respect to any other class of Additional Secured Debt, the holders of at least a majority of such Class of Additional Secured Debt outstanding from time to time. Failure of the Collateral Agent or any Secured Party to exercise, or delay in exercising, any right, power or privilege hereunder shall not operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or the Secured Parties would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

14.9  Interpretation of Agreement. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein shall have the meanings set forth in the applicable UCC, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with a Security Document and is not dealt with herein with more specificity, the Security Document shall control with respect to the subject matter of such term or provision.

14.10  Continuing Security Interest. This Agreement shall (i) remain in full force and effect until the payment in full of all the Obligations of the Pledgor, the termination of the Lenders’ obligation to make Loans to the Pledgor or issue Letters of Credit for the account of the Pledgor (each as defined in the Credit Agreement) at the Maturity Date applicable to the Pledgor (as defined in the Credit Agreement) or otherwise, the reduction to zero of the Borrower Credit Exposure of the Pledgor under (and as defined in) the Credit Agreement, and payment in full of all the fees and expenses owing to the Collateral Agent, (ii) be binding upon the Pledgor, its successors and assigns, provided that the Pledgor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent and the Majority Holders and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the Secured Parties and their respective successors, transferees and assigns.

14.11  Reinstatement. This Agreement shall continue to be effective or be reinstated if at any time any amount received by the Collateral Agent or any Secured Party in respect of the Obligations is rescinded or must otherwise be restored or returned by the Collateral Agent or any Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Pledgor or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for the Pledgor or any substantial part of its assets, or otherwise, all as though such payments had not been made.

14.12  Survival of Provisions. All representations, warranties and covenants of the Pledgor contained herein shall survive the execution and delivery of this Agreement (including the Pledgor's obligations under Section 11 hereof), and shall terminate only upon the full and final payment and performance by the Pledgor of the Obligations of the Pledgor.

14.13  Waivers. The Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Indenture.

14.14  Authority of the Collateral Agent.

(a)  The Collateral Agent shall have and be entitled to exercise all powers hereunder and under the Security Documents that are specifically granted to the Collateral Agent by the terms hereof or thereof, together with such powers as are reasonably incident thereto. The Collateral Agent may perform any of its duties hereunder or under the Security Documents or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel of its choice and to act in reliance upon the advice of counsel concerning all such matters. Neither the Collateral Agent nor any director, officer, employee, attorney or agent of the Collateral Agent shall be responsible for the validity, effectiveness or sufficiency hereof or of any Security Document, or of any document or instrument furnished pursuant hereto or thereto. The Collateral Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. To the maximum extent permitted by applicable law, the Pledgor waives all claims, damages, and demands against the Collateral Agent arising out of the repossession, retention or sale of the Collateral pursuant to the written instruction of the Majority Holders as provided herein, except such which may arise out of the gross negligence or willful misconduct of the Collateral Agent. Upon the occurrence and during the continuance of an Event of Default, until the Collateral Agent is able to effect a sale, lease, or other disposition of the Collateral, the Collateral Agent shall have the right to use or operate the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Collateral Agent. The Collateral Agent shall have no obligation to maintain or preserve the rights of the Pledgor as against third parties with respect to the Collateral while the Collateral is in the possession of the Collateral Agent. The Collateral Agent shall use reasonable care with respect to the Collateral in its possession or under its control. The Collateral Agent shall not have any other duty as to the Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Upon request of the Pledgor, the Collateral Agent shall account for any monies received by the Collateral Agent in respect of any foreclosure on or disposition of the Collateral.

(b)  The Pledgor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as among the Collateral Agent and the Secured Parties, be governed by this Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Pledgor, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Pledgor shall not be obligated or entitled to make any inquiry respecting such authority. The Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the Collateral Agent, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of the Pledgor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral.

14.15  Resignation or Removal of the Collateral Agent. Until such time as the Obligations shall have been paid in full, the Collateral Agent may at any time, by giving written notice to the Pledgor, the Trustee and any Additional Secured Debt Agent or Additional Debtholder, as applicable, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon (i) the appointment of a successor Collateral Agent and (ii)

the acceptance of such appointment by such successor Collateral Agent. As promptly as practicable after the giving of any such notice, the Majority Holders shall appoint a successor Collateral Agent, which successor Collateral Agent shall be reasonably acceptable to the Pledgor. If no successor Collateral Agent shall be appointed and shall have accepted such appointment within 60 days after the Collateral Agent gives the aforesaid notice of resignation, the Collateral Agent may apply, at the expense of the Pledgor, to any court of competent jurisdiction to appoint a successor Collateral Agent to act until such time, if any, as a successor shall have been appointed as provided in this Section 14.15. Any successor so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed by the Majority Holders as provided in this Section 14.15. Simultaneously with its replacement as Collateral Agent hereunder, the Collateral Agent so replaced shall deliver to its successor all documents, instruments, certificates and other items of whatever kind (including, without limitation, the certificates and instruments evidencing the Collateral and all instruments of transfer or assignment) held by it pursuant to the terms hereof. The Collateral Agent that has resigned shall be entitled to fees, costs and expenses to the extent incurred or arising, or relating to events occurring, before its resignation or removal.

14.16  Collateral Agency Agreement Supplement. In connection with the incurrence by the Pledgor from time to time of any class of Additional Secured Debt, the Pledgor agrees to enter into a Collateral Agency Agreement Supplement, which shall form a part of this Agreement, and shall by its terms cause such Additional Debt Obligations to be secured by a security interest in the Collateral on an equal and ratable basis with the Obligations secured hereunder and under the Security Documents. Upon the effectiveness of any Collateral Agency Agreement Supplement, all references to Obligations shall be deemed to include the Additional Debt Obligations, and all references to Secured Parties shall be deemed to include the Additional Debtholders and, if applicable, Additional Secured Debt Agent, identified in such Collateral Agency Agreement Supplement and Schedule I thereto.

14.17  Termination of Agreement. Subject to the provisions of Section 14.12 hereof, this Agreement shall terminate upon full and final payment and performance of the Obligations of the Pledgor, the termination of the Lenders’ obligation to make Loans to the Pledgor or issue Letters of Credit for the account of the Pledgor (each as defined in the Credit Agreement) at the Maturity Date applicable to the Pledgor (as defined in the Credit Agreement) or otherwise,and the reduction to zero of the Borrower Credit Exposure of the Pledgor under (and as defined in) the Credit Agreement. Upon receipt by the Collateral Agent of the Pledgor's written certification that all such Obligations have been satisfied, the Lenders’ obligation to make Loans to the Pledgor or issue Letters of Credit for the account of the Pledgor (each as defined in the Credit Agreement) has been terminated and the Borrower Credit Exposure of the Pledgor under (and as defined in) the Credit Agreement has been reduced to zero, the Collateral Agent shall, at the request of the Pledgor, reassign and redeliver to the Pledgor all of the Collateral hereunder that has not been sold, disposed of, retained or applied by the Collateral Agent in accordance with the terms hereof. The Collateral Agent shall promptly provide the Agent and the Additional Debtholders (or, if applicable, the Additional Secured Debt Agent) with copies of any such written certification delivered to it. Such reassignment and redelivery shall be without warranty by or recourse to the Collateral Agent, except as to the absence of any prior assignments by the Collateral Agent of its interest in the Collateral and except to the extent of any breach by the

Collateral Agent of its obligations hereunder (including, without limitation, its obligations under Section 8), and shall be at the expense of the Pledgor.

14.18  Final Expression. This Agreement, together with the Security Documents and any other agreement executed in connection herewith or therewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof.

14.19  GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; WAIVER OF DAMAGES. (i) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. (ii) THE PLEDGOR AGREES THAT THE COLLATERAL AGENT SHALL, IN ITS OWN NAME OR IN THE NAME AND ON BEHALF OF ANY SECURED PARTY, HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE PLEDGOR OR THE PLEDGOR'S PROPERTY IN A COURT IN ANY LOCATION REASONABLY SELECTED IN GOOD FAITH TO ENABLE THE COLLATERAL AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT. THE PLEDGOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE COLLATERAL AGENT TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE COLLATERAL AGENT. THE PLEDGOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE COLLATERAL AGENT HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS. (iii) THE PLEDGOR AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE PLEDGOR AT ITS ADDRESS REFERRED TO IN SECTION 14.1 OR AT SUCH OTHER ADDRESS OF WHICH THE COLLATERAL AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. THE PLEDGOR AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION. (iv) THE PLEDGOR, THE COLLATERAL AGENT AND THE SECURED PARTIES WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY SECURITY DOCUMENT. INSTEAD, ANY DISPUTES RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY. (v) THE PLEDGOR HEREBY AGREES THAT NEITHER THE COLLATERAL AGENT NOR ANY SECURED PARTY SHALL HAVE ANY LIABILITY TO THE PLEDGOR (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES SUFFERED BY THE PLEDGOR IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO, THE TRANSACTIONS CONTEMPLATED AND THE RELATIONSHIP ESTABLISHED BY THIS AGREEMENT OR ANY SECURITY

DOCUMENTS, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, UNLESS SUCH LOSSES WERE THE RESULT OF ACTS OR OMISSIONS ON THE PART OF THE COLLATERAL AGENT OR SUCH SECURED PARTY, AS THE CASE MAY BE, CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. (vi) THE PLEDGOR WAIVES ALL RIGHTS OF NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE COLLATERAL AGENT OR ANY HOLDER OF ITS RIGHTS DURING THE CONTINUANCE OF A DEFAULT OR AN EVENT OF DEFAULT TO REPOSSESS THE COLLATERAL WITH JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS. THE PLEDGOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE COLLATERAL AGENT OR ANY SECURED PARTY IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH OR LEVY UPON COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE COLLATERAL AGENT OR ANY SECURED PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION THIS AGREEMENT, ANY SECURITY DOCUMENT OR ANY OTHER AGREEMENT OR DOCUMENT AMONG THE PLEDGOR, THE COLLATERAL AGENT AND THE SECURED PARTIES. THE PLEDGOR WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

14.20  Acknowledgments. The Pledgor hereby acknowledges that it has been advised by counsel in the negotiation, execution and delivery of this Agreement.

14.21  Force Majeure. In no event shall the Collateral Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Collateral Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

IN WITNESS WHEREOF, the Pledgor and the Collateral Agent have each caused this Agreement to be duly executed and delivered as of the date first above written.

AMERENENERGY RESOURCES GENERATING COMPANY By: /s/ Jerre E. Birdsong Name: Jerre E. Birdsong Title: Vice President and Treasurer
THE BANK OF NEW YORK TRUST COMPANY, N. A., as Collateral Agent By: /s/ Daniel G. Dwyer Name: Daniel G. Dwyer Title: Vice President

RESOURCES COLLATERAL AGENCY AGREEMENT
SIGNATURE PAGE

SCHEDULE I

NOTICE INFORMATION

If to Pledgor:

AmerenEnergy Resources Generating Company
c/o Ameren Corporation
1901 Chouteau Avenue
St. Louis, MO 63103
Attn: Jerre E. Birdsong, Vice President and Treasurer (telecopy no. (314) 554-3066)

If to the Collateral Agent:

The Bank of New York Trust Company, N. A.
101 Barclay Street, 8 West
New York, NY 10286
Attn: Robert A. Massimillo, Vice President (telecopy no. (732) 667-9189)

If to the Agent:

JPMorgan Chase Bank, N.A.
Loan and Agency Services
1111 Fanin, 10th Floor
Houston, TX 77002
Attn: Sylvia Gutierrez (telecopy no. (713) 427-6307)

with a copy to:

JPMorgan Chase Bank, N.A
270 Park Avenue
New York, NY 10017
Attn: Michael J. DeForge (telecopy no. (212) 270-3098)

If to any Additional Debtholder or Additional Secured Debt Agent:

See Schedule I to the applicable Collateral Agency Agreement Supplement

ANNEX A

FORM OF COLLATERAL AGENCY AGREEMENT SUPPLEMENT

COLLATERAL AGENCY AGREEMENT SUPPLEMENT dated ______________, ____ (this "Supplement") made by AmerenEnergy Resources Generating Company, an Illinois corporation (the "Pledgor"), in favor of _____________________, a ______________ corporation, as collateral agent (in such capacity, the "Collateral Agent") for the benefit of the Secured Parties (as defined in the Collateral Agency Agreement referred to below).

1. This Supplement is executed and delivered pursuant to the terms of the Collateral Agency Agreement dated as of ____________, 2006 (as supplemented by this Supplement and as the same has been and may hereafter be supplemented by any other Collateral Agency Agreement Supplement or otherwise amended or modified, the "Collateral Agency Agreement"), made by the Pledgor in favor of the Collateral Agent for the benefit of the Collateral Agent and the Secured Parties. Terms defined in the Collateral Agency Agreement are used herein with their defined meanings.

2. Pursuant to the terms of the Collateral Agency Agreement, the Pledgor may incur additional secured indebtedness from time to time that is by its terms equally and ratably secured under the Collateral Agency Agreement and the Security Documents with the Obligations secured thereunder. The Pledgor and [Additional Secured Debt Agent/Additional Debtholder] have entered into that certain [name of additional debt agreement], dated as of ___________, ____, pursuant to which the Pledgor shall [insert description of additional debt]. The terms of the [additional debt agreement] require that the Pledgor equally and ratably secure its obligations under [such additional debt] with the Obligations secured under the Collateral Agency Agreement and the Security Documents. The Pledgor hereby acknowledges and agrees that its obligations under [such additional debt] shall be deemed to be "Additional Debt Obligations" pursuant to the Collateral Agency Agreement.

3. The Pledgor confirms and reaffirms the security interest in the Collateral granted to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties under the Collateral Agency Agreement and the Security Documents; and hereby acknowledges and agrees that all references to "Secured Parties" in the Collateral Agency Agreement and the Security Documents shall be deemed to include all holders of the Additional Secured Debt as described on Schedule 1 hereto.

4. The Pledgor hereby represents and warrants that the representations and warranties contained in Section 3 of the Collateral Agency Agreement are true and correct on the date of this Supplement with all references therein and elsewhere in the Collateral Agency Agreement to "Additional Secured Debt", "Additional Debtholders" and, if applicable, "Additional Secured Debt Agent" to include the Additional Debt, Additional Debtholders and, if applicable, Additional Secured Debt Agent as listed on Schedule 1 hereto and on Schedule 1 to each Collateral Agency Agreement Supplement executed prior to the date hereof and with references therein to "this Collateral Agency Agreement" to mean the Collateral Agency

Agreement as supplemented hereby. In addition, the Pledgor represents and warrants that this Supplement has been duly executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable against the Pledgor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights and remedies generally and by equitable principles of general applicability.

5. The Additional Debtholders designated on Schedule 1 hereto, by their acceptance of the benefits of the Collateral Agency Agreement, hereby irrevocably designate the Collateral Agent to act on their behalf as specified in the Collateral Agency Agreement. Each such Additional Debtholder hereby irrevocably authorizes, and each holder of the Additional Debt Obligations by the acceptance of such Additional Debt Obligation and by the acceptance of the benefits of the Collateral Agency Agreement, shall be deemed irrevocably to authorize the Collateral Agent to take such action on its behalf under the Collateral Agency Agreement and instruments and agreements referred to therein and to exercise such powers and to perform such duties thereunder as are specifically delegated or required of the Collateral Agent by the terms thereof and such other powers as are reasonably incident thereto.

6. This Supplement is supplemental to the Collateral Agency Agreement, forms a part thereof and is subject to all the terms thereof. Each item listed on Schedule I hereto shall be and is included within the meaning of the terms "Additional Secured Debt", "Additional Debtholders" and, if applicable, "Additional Secured Debt Agent" as such terms are used in the Collateral Agency Agreement.

IN WITNESS WHEREOF, the Pledgor has caused this Supplement to be duly executed and delivered on the date first set forth above.

AMERENENERGY RESOURCES GENERATING COMPANY By: _______________________ Name: __________________ Title: __________________

Accepted and acknowledged as of
the date first above written by:

THE BANK OF NEW YORK TRUST
COMPANY, N. A., as Collateral Agent

By:  ________________________
        Name: ___________________
        Title:   ___________________

[Additional Secured Debt Agent][Additional Debtholder] By: ________________________ Name: __________________ Title: __________________

Schedule I
to Collateral Agency Agreement Supplement

ADDITIONAL SECURED DEBT

Title or Name of Additional Secured Debt	Additional Debt Holders	Additional Secured Debt Agent